Revenue	9 Months Ended
Sep. 30, 2024
Revenue [abstract]
Revenue	Revenue
Revenue recognised during the three and nine months ended September 30, 2024 and 2023 relates to collaboration agreements with with Bristol Myers Squibb Company (“BMY”), Sanofi S.A. (“Sanofi”), Merck KGaA, Darmstadt, Germany (“Merck KGaA, Darmstadt, Germany”), Millennium Pharmaceuticals Inc. (“Millennium”) (an indirect wholly owned subsidiary of Takeda Pharmaceutical Company Limited), as well as legacy contracts operated by the Group’s Austrian subsidiary. The proportion of revenue by customer in each period is as follows:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	%	%	%	%
BMY	2	86	18	78
Sanofi	72	14	55	21
Merck KGaA, Darmstadt, Germany	26	—	21	—
Others	—	—	6	1
	100	100	100	100

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	£’000	£’000	£’000	£’000
Service fees	—	—	—	104
Licensing fees - recognised over time	4,930	8,882	14,639	17,545
Total Revenue	4,930	8,882	14,639	17,649

Revenue is recognised upon the satisfaction of performance obligations, which occurs when control of the goods or services transfers to the customer. For obligations discharged over time, the Group recognises revenue equal to recoverable costs incurred for new collaborations from their inception until such time as the collaboration is sufficiently progressed such that the Group can reliably estimate the level of profit that will be achieved from delivery of the related performance obligations. Where collaborations include significant variable consideration which is constrained at the inception of the arrangement this can lead to gross losses being recognised during the early stages of a contract.

All revenues during the three and nine months ended September 30, 2024 and 2023 relate to obligations discharged over time, and input methods are utilised in order to estimate the extent to which the performance obligations have been satisfied at the end of the reporting period based upon costs incurred, which can be internal or third party in nature.

Included within revenues during the three months ended September 30, 2023 are amounts totalling £6,859,000 relating to non-refundable upfront payments on projects under the Group’s ongoing collaboration with BMS which have been recognised as revenue during the quarter as it has been mutually determined not to proceed with further development of these projects and prioritise others within the collaboration.

On September 11, and September 30, 2024 respectively, the Group received confirmation of the achievement of the second and third research milestones in the Group’s collaboration with Sanofi, in relation to which it invoiced a total of £11,422,000 ($15,000,000), with the cash expected to be received during the fourth quarter of 2024. Until achievement, these milestones were treated as constrained variable consideration relating to the drug design work undertaken in relation to the associated projects, and as such they have been added to the transaction price for the related partially satisfied performance obligation from the current quarter, with revenue recognised as the performance obligation is satisfied.
4.Revenue (continued)

Included within revenues during the nine months ended September 30, 2024 is an amount of £1.0 million relating to an up-front payment received from Millennium in October 2020 following completion of the related collaboration contract term on March 31, 2024, at which time all related performance obligations were deemed to be fully satisfied.

The Group has assessed its significant collaboration arrangements with commercial partners and determined that no provision for future operating losses is required as at September 30, 2024, after taking into account expected future cash inflows and remaining contract liability amounts for each collaboration relative to the remaining unavoidable costs of meeting the respective contracts’ obligations in each instance.